SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 9, 2002 Date of Report (date of earliest event reported)

SYNTHETECH, INC.

(Exact Name of Registrant as Specified in Charter)

Oregon (State or Other Jurisdiction of Incorporation)
000-12992 (Commission File No.)	84-0854771 (IRS Employer Identification No.)
1290 Industrial Way, Albany, Oregon 97321 (Address of principal executive offices) (Zip Code)
(503) 967-6575 (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

16.1 Letter from Arthur Andersen LLP dated May 9, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTHETECH, INC.

Date: May 17, 2002	By /s/ M. Sreenivasan M. Sreenivasan President and CEO

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Arthur Andersen LLP dated May 9, 2002.